September 29, 2008


United States Securities
and Exchange Commission
Judicial Plaza
450 Fifth Street NW
Washington, D.C. 20549

RE:  AEI Income & Growth Fund 27 LLC (333-144961)
     Post-Effective Amendment No. 3 to Form SB-2 on Form S-11/A

TO WHOM IT MAY CONCERN:

     Filed electronically in connection with the above-referenced Registration Statement on Form SB-2 is the Post-Effective Amendment No. 3 to the Registration Statement.

     The purpose of this amendment is to include updated financial information for the quarter ended June 30, 2008 and to update the property disclosure. Included in the property section is a discussion of a Best Buy store we are scheduled to purchase on October 3, 2008. We have left the date blank in this filing, but we will add the actual purchase date prior to printing the supplement.

     We have attempted, to the extent material, relevant and not confusing, to add the additional disclosure to the supplement in this post-effective amendment that the General Counsel of the Office of Real Estate and Business Services indicated was relevant. Please realize, however, that this particular program had been operating only 26 days, had acquired only one property for approximately $1.3 million and had made only one distribution as of June 30, 2008. Although we agree that the tabular disclosure can assist the reader in dealing with the extensive information provided by a large, operating real estate company and will provide such tabular disclosure as our operations progress, with a small program with no history of operations, we believe that the narrative disclosure will be less confusing to investors.


     The amendment is filed in accordance with the requirements of paragraph 20D of Guide 6. If you have any questions regarding this filing, please call Patrick Keene at 651-225-7738.


Sincerely,


AEI Fund Management XXI, Inc.
Patrick W. Keene
Chief Financial Officer